                      METROPOLITAN LIFE INSURANCE COMPANY

         INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES


                         Supplement Dated May 1, 2015
                                    to the
                       Prospectus Dated November 3, 2003

This supplement updates certain information contained in the last prospectus you received and in previous supplements to that prospectus. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife--SBR, 501 Route 22, Bridgewater, NJ 08807.

You may allocate net premiums and transfer cash value among the fixed account and the investment divisions of Separate Account 13S. Each investment division, in turn, invests in the shares of one of the following Portfolios:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) -- SERIES I
     Invesco V.I. Government Securities Fund
     Invesco V.I. International Growth Fund
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. -- CLASS I
     VP Capital Appreciation Fund
AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
     American Funds Growth Fund
     American Funds International Fund
   American Funds U.S. Government/AAA-Rated Securities Fund
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
     Contrafund(R) Portfolio -- Initial Class
     Equity-Income Portfolio -- Initial Class
     Freedom 2010 Portfolio -- Initial Class
     Freedom 2015 Portfolio -- Initial Class
     Freedom 2020 Portfolio -- Initial Class
     Freedom 2025 Portfolio -- Initial Class
     Freedom 2030 Portfolio -- Initial Class
     High Income Portfolio -- Initial Class
     Investment Grade Bond Portfolio -- Initial Class
     Mid Cap Portfolio -- Service Class 2
JANUS ASPEN SERIES
     Janus Portfolio -- Institutional Shares
     Overseas Portfolio -- Service Shares
MET INVESTORS SERIES TRUST -- CLASS A
     Invesco Small Cap Growth Portfolio
     JPMorgan Small Cap Value Portfolio
     Lord Abbett Bond Debenture Portfolio

     MetLife Small Cap Value Portfolio
     MFS(R) Research International Portfolio
     Morgan Stanley Mid Cap Growth Portfolio
     Oppenheimer Global Equity Portfolio
METROPOLITAN SERIES FUND
     Barclays Aggregate Bond Index Portfolio -- Class A
     BlackRock Money Market Portfolio -- Class A
     Loomis Sayles Small Cap Core Portfolio -- Class A
     Met/Artisan Mid Cap Value Portfolio -- Class B
     MetLife Mid Cap Stock Index Portfolio -- Class A
     MetLife Stock Index Portfolio -- Class A
     MFS(R) Total Return Portfolio -- Class A
     MSCI EAFE(R) Index Portfolio -- Class A
     Russell 2000(R) Index Portfolio -- Class A
   T. Rowe Price Large Cap Growth Portfolio -- Class A
OPPENHEIMER VARIABLE ACCOUNT FUNDS -- NON-SERVICE SHARES
     Oppenheimer Main Street Small Cap Fund(R)/VA
PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE CLASS
     PIMCO All Asset Portfolio
PIONEER VARIABLE CONTRACTS TRUST -- CLASS I
     Pioneer Mid Cap Value VCT Portfolio
PUTNAM VARIABLE TRUST -- CLASS IB
     Putnam VT International Value Fund
RUSSELL INVESTMENT FUNDS
     Aggressive Equity Fund
     Multi-Style Equity Fund
     Non-U.S. Fund


The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios including investment objectives, strategies, risk, sub-advisers and fees and expenses for each Portfolio. YOU MAY OBTAIN PROSPECTUSES FOR THE PORTFOLIOS BY CALLING US AT 908-253-1400.

The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

FEE TABLE

The following replaces the section entitled "Range of Underlying Portfolio Annual Operating Expenses".

The following tables describe the fees and expenses that the Underlying Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The first table shows the minimum and maximum fees and expenses charged by the Underlying Portfolios for the fiscal year ended December 31, 2014. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the prospectuses for the Underlying Portfolios. Certain Underlying Portfolios may impose a redemption fee in the future.

The second table describes the annual operating expenses for each Underlying Portfolio for the year ended December 31, 2014, as a percentage of the Underlying Portfolio's average daily net assets for the year (before and after fee waivers and expense reimbursements).


MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES


                                                                             MINIMUM     MAXIMUM
 Total Annual Portfolio Operating Expenses
 (expenses that are deducted from Underlying Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses)                                                                  0.27%       1.38%

UNDERLYING PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                                             ACQUIRED
                                                   DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                      AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                      MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
UNDERLYING PORTFOLIO                      FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS) -- SERIES I
 Invesco V.I. Government
  Securities Fund                       0.47%       --           0.31%        --         0.78%       --            0.78%
 Invesco V.I. International
  Growth Fund                           0.71%       --           0.31%      0.01%        1.03%     0.01%           1.02%
 AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
 VP Capital Appreciation Fund           1.00%       --             --         --         1.00%       --            1.00%
 AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
 American Funds Growth Fund             0.33%     0.25%          0.02%        --         0.60%       --            0.60%
 American Funds International
  Fund                                  0.50%     0.25%          0.04%        --         0.79%       --            0.79%
 American Funds
  U.S. Government/AAA-Rated
  Securities Fund                       0.33%     0.25%          0.02%        --         0.60%       --            0.60%
 FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
 Contrafund(R) Portfolio -- Initial
  Class                                 0.55%       --           0.08%        --         0.63%       --            0.63%
 Equity-Income Portfolio --
  Initial Class                         0.45%       --           0.09%      0.06%        0.60%       --            0.60%

                                                                            ACQUIRED
                                                  DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                     AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                     MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
UNDERLYING PORTFOLIO                     FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 Freedom 2010 Portfolio -- Initial
  Class                               --           --             --       0.55%        0.55%       --              0.55%
 Freedom 2015 Portfolio -- Initial
  Class                               --           --             --       0.58%        0.58%       --              0.58%
 Freedom 2020 Portfolio -- Initial
  Class                               --           --             --       0.60%        0.60%       --              0.60%
 Freedom 2025 Portfolio -- Initial
  Class                               --           --             --       0.64%        0.64%       --              0.64%
 Freedom 2030 Portfolio -- Initial
  Class                               --           --             --       0.68%        0.68%       --              0.68%
 High Income Portfolio -- Initial
  Class                             0.56%          --           0.12%        --         0.68%       --              0.68%
 Investment Grade Bond Portfolio
  -- Initial Class                  0.31%          --           0.11%        --         0.42%       --              0.42%
 Mid Cap Portfolio -- Service
  Class 2                           0.55%        0.25%          0.08%        --         0.88%       --              0.88%
 JANUS ASPEN SERIES
 Janus Portfolio -- Institutional
  Shares                            0.50%          --           0.05%        --         0.55%       --              0.55%
 Overseas Portfolio -- Service
  Shares                            0.46%        0.25%          0.07%        --         0.78%       --              0.78%
 MET INVESTORS SERIES TRUST --
  CLASS A
 Invesco Small Cap Growth
  Portfolio                         0.84%          --           0.03%        --         0.87%     0.01%             0.86%
 JPMorgan Small Cap Value
  Portfolio                         0.77%          --           0.05%      0.02%        0.84%     0.09%             0.75%
 Lord Abbett Bond Debenture
  Portfolio                         0.51%          --           0.04%        --         0.55%     0.01%             0.54%
 MetLife Small Cap Value
  Portfolio                         0.74%          --           0.03%        --         0.77%     0.01%             0.76%
 MFS(R) Research International
  Portfolio                         0.69%          --           0.07%        --         0.76%     0.06%             0.70%
 Morgan Stanley Mid Cap Growth
  Portfolio                         0.64%          --           0.05%        --         0.69%     0.01%             0.68%
 Oppenheimer Global Equity
  Portfolio                         0.66%          --           0.08%        --         0.74%     0.06%             0.68%
 METROPOLITAN SERIES FUND
 Barclays Aggregate Bond Index
  Portfolio -- Class A              0.25%          --           0.03%        --         0.28%     0.00%             0.28%
 BlackRock Money Market
  Portfolio -- Class A              0.34%          --           0.03%        --         0.37%     0.02%             0.35%
 Loomis Sayles Small Cap Core
  Portfolio -- Class A              0.90%          --           0.06%      0.07%        1.03%     0.08%             0.95%
 Met/Artisan Mid Cap Value
  Portfolio -- Class B              0.81%        0.25%          0.03%        --         1.09%       --              1.09%
 MetLife Mid Cap Stock Index
  Portfolio -- Class A              0.25%          --           0.05%      0.01%        0.31%     0.00%             0.31%
 MetLife Stock Index Portfolio --
  Class A                           0.25%          --           0.02%        --         0.27%     0.01%             0.26%

                                                                             ACQUIRED
                                                   DISTRIBUTION                FUND       TOTAL       FEE WAIVER    NET TOTAL
                                                      AND/OR                   FEES       ANNUAL        AND/OR       ANNUAL
                                      MANAGEMENT      SERVICE       OTHER       AND     OPERATING      EXPENSE      OPERATING
UNDERLYING PORTFOLIO                      FEE      (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
 MFS(R) Total Return Portfolio --
  Class A                               0.55%       --           0.05%        --         0.60%       --            0.60%
 MSCI EAFE(R) Index Portfolio
  -- Class A                            0.30%       --           0.10%      0.01%        0.41%     0.00%           0.41%
 Russell 2000(R) Index Portfolio --
  Class A                               0.25%       --           0.07%      0.05%        0.37%     0.01%           0.36%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A                  0.60%       --           0.03%        --         0.63%     0.02%           0.61%
 OPPENHEIMER VARIABLE
  ACCOUNT FUNDS --
  NON-SERVICE SHARES
 Oppenheimer Main Street Small
  Cap Fund(R)/VA                        0.67%       --           0.13%        --         0.80%       --            0.80%
 PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE
  CLASS
 PIMCO All Asset Portfolio              0.43%     0.15%            --       0.80%        1.38%     0.15%           1.23%
 PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS I
 Pioneer Mid Cap Value VCT
  Portfolio                             0.65%       --           0.06%        --         0.71%       --            0.71%
 PUTNAM VARIABLE TRUST --
  CLASS IB
 Putnam VT International Value
  Fund                                  0.69%     0.25%          0.19%        --         1.13%       --            1.13%
 RUSSELL INVESTMENT FUNDS
 Aggressive Equity Fund                 0.90%       --           0.16%        --         1.06%       --            1.06%
 Multi-Style Equity Fund                0.73%       --           0.13%        --         0.86%       --            0.86%
 Non-U.S. Fund                          0.90%       --           0.18%        --         1.08%       --            1.08%

The information shown in the table above was provided by the Underlying Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Underlying Portfolio's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Underlying Portfolio, but that the expenses of the Underlying Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Underlying Portfolio's board of directors or trustees, are not shown.


THE UNDERLYING PORTFOLIOS

The following table describes the investment objectives and identifies the investment adviser of each Underlying Portfolio.


           UNDERLYING PORTFOLIO                     INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
 AIM VARIABLE INSURANCE FUNDS (INVESCO
  VARIABLE INSURANCE FUNDS) -- SERIES I
 Invesco V.I. Government Securities Fund     Seeks total return, comprised of     Invesco Advisers, Inc.
                                             current income and capital
                                             appreciation.

                UNDERLYING PORTFOLIO                           INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
 Invesco V.I. International Growth Fund               Seeks long-term growth of               Invesco Advisers, Inc.
                                                      capital.
 AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. --
  CLASS I
 VP Capital Appreciation Fund                         Seeks capital growth.                   American Century Investment
                                                                                              Management, Inc.
 AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
 American Funds Growth Fund                           Seeks growth of capital.                Capital Research and
                                                                                              Management Company
 American Funds International Fund                    Seeks long-term growth of               Capital Research and
                                                      capital.                                Management Company
 American Funds U.S. Government/AAA-Rated             Seeks a high level of current           Capital Research and
  Securities Fund                                     income consistent with                  Management Company
                                                      preservation of capital.
 FIDELITY(R) VARIABLE INSURANCE PRODUCTS
 Contrafund(R) Portfolio -- Initial Class             Seeks long-term capital                 Fidelity Management & Research
                                                      appreciation.                           Company
                                                                                              Subadviser: FMR Co., Inc.
 Equity-Income Portfolio -- Initial Class             Seeks reasonable income. The            Fidelity Management & Research
                                                      fund will also consider the             Company
                                                      potential for capital appreciation.     Subadviser: FMR Co., Inc.
                                                      The fund's goal is to achieve a
                                                      yield which exceeds the composite
                                                      yield on the securities comprising
                                                      the S&P 500(R) Index.
 Freedom 2010 Portfolio -- Initial Class              Seeks high total return with a          Strategic Advisers, Inc.
                                                      secondary objective of principal
                                                      preservation as the fund
                                                      approaches its target date and
                                                      beyond.
 Freedom 2015 Portfolio -- Initial Class              Seeks high total return with a          Strategic Advisers, Inc.
                                                      secondary objective of principal
                                                      preservation as the fund
                                                      approaches its target date and
                                                      beyond.
 Freedom 2020 Portfolio -- Initial Class              Seeks high total return with a          Strategic Advisers, Inc.
                                                      secondary objective of principal
                                                      preservation as the fund
                                                      approaches its target date and
                                                      beyond.
 Freedom 2025 Portfolio -- Initial Class              Seeks high total return with a          Strategic Advisers, Inc.
                                                      secondary objective of principal
                                                      preservation as the fund
                                                      approaches its target date and
                                                      beyond.
 Freedom 2030 Portfolio -- Initial Class              Seeks high total return with a          Strategic Advisers, Inc.
                                                      secondary objective of principal
                                                      preservation as the fund
                                                      approaches its target date and
                                                      beyond.
 High Income Portfolio -- Initial Class               Seeks a high level of current           Fidelity Management & Research
                                                      income, while also considering          Company
                                                      growth of capital.                      Subadviser: FMR Co., Inc.
 Investment Grade Bond Portfolio -- Initial Class     Seeks as high a level of current        Fidelity Management & Research
                                                      income as is consistent with the        Company
                                                      preservation of capital.                Subadviser: Fidelity Investments
                                                                                              Money Management, Inc.

                UNDERLYING PORTFOLIO                           INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
 Mid Cap Portfolio -- Service Class 2                  Seeks long-term growth of              Fidelity Management & Research
                                                       capital.                               Company
                                                                                              Subadviser: FMR Co., Inc.
 JANUS ASPEN SERIES
 Janus Portfolio -- Institutional Shares               Seeks long-term growth of              Janus Capital Management LLC
                                                       capital.
 Overseas Portfolio -- Service Shares                  Seeks long-term growth of              Janus Capital Management LLC
                                                       capital.
 MET INVESTORS SERIES TRUST -- CLASS A
 Invesco Small Cap Growth Portfolio                    Seeks long-term growth of              MetLife Advisers, LLC
                                                       capital.                               Subadviser: Invesco Advisers,
                                                                                              Inc.
 JPMorgan Small Cap Value Portfolio                    Seeks long-term capital growth.        MetLife Advisers, LLC
                                                                                              Subadviser: J.P. Morgan
                                                                                              Investment Management Inc.
 Lord Abbett Bond Debenture Portfolio                  Seeks high current income and          MetLife Advisers, LLC
                                                       the opportunity for capital            Subadviser: Lord, Abbett & Co.
                                                       appreciation to produce a high         LLC
                                                       total return.
 MetLife Small Cap Value Portfolio                     Seeks long-term capital                MetLife Advisers, LLC
                                                       appreciation.                          Subadvisers: Delaware
                                                                                              Investments Fund Advisers;
                                                                                              Wells Capital Management
                                                                                              Incorporated
 MFS(R) Research International Portfolio               Seeks capital appreciation.            MetLife Advisers, LLC
                                                                                              Subadviser: Massachusetts
                                                                                              Financial Services Company
 Morgan Stanley Mid Cap Growth Portfolio               Seeks capital appreciation.            MetLife Advisers, LLC
                                                                                              Subadviser: Morgan Stanley
                                                                                              Investment Management Inc.
 Oppenheimer Global Equity Portfolio                   Seeks capital appreciation.            MetLife Advisers, LLC
                                                                                              Subadviser: OppenheimerFunds,
                                                                                              Inc.
 METROPOLITAN SERIES FUND
 Barclays Aggregate Bond Index Portfolio --            Seeks to track the performance of      MetLife Advisers, LLC
  Class A                                              the Barclays U.S. Aggregate            Subadviser: MetLife Investment
                                                       Bond Index.                            Management, LLC
 BlackRock Money Market Portfolio -- Class A           Seeks a high level of current          MetLife Advisers, LLC
                                                       income consistent with                 Subadviser: BlackRock Advisors,
                                                       preservation of capital.               LLC
 Loomis Sayles Small Cap Core Portfolio -- Class A     Seeks long-term capital growth         MetLife Advisers, LLC
                                                       from investments in common             Subadviser: Loomis, Sayles &
                                                       stocks or other equity securities.     Company, L.P.
 Met/Artisan Mid Cap Value Portfolio -- Class B        Seeks long-term capital growth.        MetLife Advisers, LLC
                                                                                              Subadviser: Artisan Partners
                                                                                              Limited Partnership
 MetLife Mid Cap Stock Index Portfolio -- Class A      Seeks to track the performance of      MetLife Advisers, LLC
                                                       the Standard & Poor's MidCap           Subadviser: MetLife Investment
                                                       400(R) Composite Stock Price           Management, LLC
                                                       Index.
 MetLife Stock Index Portfolio -- Class A              Seeks to track the performance of      MetLife Advisers, LLC
                                                       the Standard & Poor's 500(R)           Subadviser: MetLife Investment
                                                       Composite Stock Price Index.           Management, LLC
 MFS(R) Total Return Portfolio -- Class A              Seeks a favorable total return         MetLife Advisers, LLC
                                                       through investment in a                Subadviser: Massachusetts
                                                       diversified portfolio.                 Financial Services Company

              UNDERLYING PORTFOLIO                         INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
 MSCI EAFE(R) Index Portfolio -- Class A          Seeks to track the performance of        MetLife Advisers, LLC
                                                  the MSCI EAFE(R) Index.                  Subadviser: MetLife Investment
                                                                                           Management, LLC
 Russell 2000(R) Index Portfolio -- Class A       Seeks to track the performance of        MetLife Advisers, LLC
                                                  the Russell 2000(R) Index.               Subadviser: MetLife Investment
                                                                                           Management, LLC
 T. Rowe Price Large Cap Growth Portfolio --      Seeks long-term growth of                MetLife Advisers, LLC
  Class A                                         capital.                                 Subadviser: T. Rowe Price
                                                                                           Associates, Inc.
 OPPENHEIMER VARIABLE ACCOUNT FUNDS --
  NON-SERVICE SHARES
 Oppenheimer Main Street Small Cap Fund(R)/VA     Seeks capital appreciation.              OFI Global Asset Management,
                                                                                           Inc.
                                                                                           Subadviser: OppenheimerFunds,
                                                                                           Inc.
 PIMCO VARIABLE INSURANCE TRUST --
  ADMINISTRATIVE CLASS
 PIMCO All Asset Portfolio                        Seeks maximum real return                Pacific Investment Management
                                                  consistent with preservation of          Company LLC
                                                  real capital and prudent                 Subadviser: Research Affiliates,
                                                  investment management.                   LLC
 PIONEER VARIABLE CONTRACTS TRUST -- CLASS I
 Pioneer Mid Cap Value VCT Portfolio              Seeks capital appreciation by            Pioneer Investment Management,
                                                  investing in a diversified portfolio     Inc.
                                                  of securities consisting primarily
                                                  of common stocks.
 PUTNAM VARIABLE TRUST -- CLASS IB
 Putnam VT International Value Fund               Seeks capital growth. Current            Putnam Investment
                                                  income is a secondary objective.         Management, LLC
                                                                                           Subadviser: The Putnam
                                                                                           Advisory Company, LLC
 RUSSELL INVESTMENT FUNDS
 Aggressive Equity Fund                           Seeks to provide long term capital       Russell Investment Management
                                                  growth.                                  Company
                                                                                           Subadviser: Conestoga Capital
                                                                                           Advisors, LLC
                                                                                           DePrince, Race & Zollo, Inc.
                                                                                           Jacobs Levy Equity Management,
                                                                                           Inc.
                                                                                           RBC Global Asset Management
                                                                                           (U.S.) Inc.
                                                                                           Ranger Investment Management,
                                                                                           L.P.
 Multi-Style Equity Fund                          Seeks to provide long term capital       Russell Investment Management
                                                  growth.                                  Company
                                                                                           Subadvisers: Columbus Circle
                                                                                           Investors;
                                                                                           Institutional Capital LLC;
                                                                                           Jacobs Levy Equity Management,
                                                                                           Inc.;
                                                                                           Mar Vista Investment Partners,
                                                                                           LLC;
                                                                                           Suffolk Capital Management,
                                                                                           LLC and
                                                                                           Sustainable Growth Advisers, LP

 UNDERLYING PORTFOLIO            INVESTMENT OBJECTIVE              INVESTMENT ADVISER/SUBADVISER
 Non-U.S. Fund           Seeks to provide long term capital     Russell Investment Management
                         growth.                                Company
                                                                Subadvisers: Barrow, Hanley,
                                                                Mewhinney & Strauss, LLC;
                                                                MFS Institutional Advisors, Inc.;
                                                                Pzena Investment Management,
                                                                LLC and
                                                                William Blair & Company, LLC

TRANSFERS

The following paragraph has been modified:

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Portfolios (i.e., the Invesco V.I. International Growth Fund, American Funds International Fund, Fidelity VIP High Income Portfolio, Janus Aspen Overseas Portfolio, Invesco Small Cap Growth Portfolio, JPMorgan Small Cap Value Portfolio, Lord Abbett Bond Debenture Portfolio, MetLife Small Cap Value Portfolio, MFS Research International Portfolio, Oppenheimer Global Equity Portfolio, Loomis Sayles Small Cap Core Portfolio, MSCI EAFE Index Portfolio, Russell 2000 Index Portfolio, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT International Value Fund, Russell Aggressive Equity Fund and Russell Non-U.S. Fund -- the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were: (1) -six or more transfers involving the given category; (2) -cumulative gross transfers involving the given category that exceed the current cash value; and (3) -two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER UNDERLYING PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE UNDERLYING PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


MORTALITY AND EXPENSE RISK CHARGE

We are waiving the mortality and expense risk charge on Insurance Account Value allocated to the Met/Artisan Mid Cap Value Division and the Oppenheimer Global Equity Division to the extent the Underlying Portfolio expenses exceed 1.34% and 0.62% respectively.



FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. The summary does not address state, local or foreign tax issues related to your Policy. Because individual circumstances vary, you should consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


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INSURANCE PROCEEDS

o Insurance proceeds are generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code").

o In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

o The death proceeds may be subject to federal estate tax: (i) if paid to the insured's estate or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

o If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

o Whether or not any federal estate tax is due is based on a number of factors including the estate size. Please consult your tax adviser for the applicable estate tax rates.

o The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules with respect to Policies issued on a substandard risk basis are not entirely clear.


CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

o You are generally not taxed on your cash value until you withdraw it or surrender your Policy or receive a distribution (such as when your Policy terminates on the Final Date). In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be treated as gain subject to ordinary income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years. Distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

o There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.


SPLIT-DOLLAR INSURANCE PLANS

The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your split dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of


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personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


LOANS

o Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates. Loans from or secured by a Policy that is not a modified endowment contract are not subject to the 10% federal income tax penalty.

o Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

o If your Policy terminates (upon surrender, cancellation lapse or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution.Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed your remaining basis in the Policy. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

o The tax consequences of loans outstanding after the 15th Policy year are uncertain.


MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period also may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract.

If your Policy is considered a modified endowment contract the following applies:

o The death benefit will still generally be income tax free to your beneficiary, to the extent discussed above.

o Amounts withdrawn or distributed before the insured's death, including (without limitation) loans, assignments and pledges, are (to the extent of any gain in your Policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

o You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 591/2 except if you are disabled or if the distribution is part of a series of


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  substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary. -The foregoing exceptions to the 10% -additional tax generally do not apply to a Policy owner that is a non-natural person, such as a corporation.

o If a Policy becomes a modified endowment contract, distributions that occur during the -Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Certificates. If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.


INVESTOR CONTROL

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy owner's estate for purposes of the Federal estate tax if the Policy owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or the insured made a gift transfer of the Policy within three years of death. If the Policy owner was not the insured, the fair market value of the Policy would be included in the Policy owner's estate upon the Policy owner's death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping transfer and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


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WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance -policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance Policy purchase.


BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. As noted, in the case of a business owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing a Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.


CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

o Possible taxation of cash value transfers.

o Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

o Possible limits on the number of investment funds available or the frequency of transfers among them.

o Possible changes in the tax treatment of Policy benefits and rights.


TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.


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THE COMPANY'S INCOME TAXES

Under current federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company federal income taxes. (We do deduct a charge for federal taxes from premiums.) We reserve the right to charge the Separate Account for any future federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.



OTHER INFORMATION


CYBERSECURITY

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Underlying Portfolios and the firms involved in the distribution and sale of our variable life policies). For example, many routine operations, such as processing owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on Metropolitan Life Insurance Company and the Separate Account, as well as individual owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Underlying Portfolios; impact our ability to calculate accumulation unit values; cause the release and possible destruction of confidential owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.


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